Nicor Inc.
Form 10-K
Exhibit 24.01

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2005 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 19, 2006

/s/ ROBERT M. BEAVERS, JR.
Robert M. Beavers, Jr.

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2005 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 19, 2006

/s/ BRUCE P. BICKNER
Bruce P. Bickner

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2005 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 19, 2006

/s/ JOHN H. BIRDSALL, III
John H. Birdsall, III

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2005 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 19, 2006

/s/ THOMAS A. DONAHOE
Thomas A. Donahoe

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2005 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 19, 2006

/s/ RAYMOND A. JEAN
Raymond A. Jean

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2005 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 19, 2006

/s/ JOHN E. JONES
John E. Jones

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2005 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 19, 2006

/s/ DENNIS J. KELLER
Dennis J. Keller

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2005 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 19, 2006

/s/ R. EDEN MARTIN
R. Eden Martin

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2005 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 19, 2006

/s/ GEORGIA R. NELSON
Georgia R. Nelson

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2005 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 19, 2006

/s/ WILLIAM A. OSBORN
William A. Osborn

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2005 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 19, 2006

/s/ JOHN RAU
John Rau

POWER OF ATTORNEY

The undersigned, a Director, Officer, or Director and Officer of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), Illinois corporations, hereby authorizes any officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2005 Annual Report on Form 10-K of Nicor Inc. and Nicor Gas Company (and any amendments thereto) to be filed pursuant to the Securities Exchange Act of 1934.

Date: January 19, 2006

/s/ JOHN F. RIORDAN
John F. Riordan